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                                                                    Exhibit 2(b)


                                  CONSENT OF
                             MAYER, BROWN & PLATT


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the Additional Information section comprising a part of Pre-Effective Amendment No. 3 to the Form S-6 Registration Statement of American General Life Insurance Company Separate Account VL-R with respect to File
No. 333-53909.




                                     /s/MAYER, BROWN & PLATT
                                     -----------------------
                                     MAYER, BROWN & PLATT



Washington, D.C.
August 17, 1998